Exhibit 99.1

CoBiz Financial Announces Third Quarter 2016 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.5 billion in assets, reported financial results for the third quarter of 2016.

Financial Highlights – Third Quarter 2016

•Net income available to common shareholders of $10.3 million for the third quarter of 2016, compared to $6.9 million in the third quarter of 2015.

•Diluted earnings per share of $0.25 for the third quarter of 2016, compared to $0.17 in the third quarter of 2015.

•Loans increased $206.1 million, or 7.9%, from September 30, 2015 and  $13.4 million from June 30, 2016.

•Deposits increased $229.8 million, or 8.5%, from September 30, 2015 and $130.8 million from the linked-quarter.

•Nonperforming assets (NPAs) to total assets of 0.29%  at September 30, 2016, compared to 0.31% at September 30, 2015 and 0.32% at June 30, 2016.

Financial Summary

	Quarter ended (unaudited)			3Q16 change vs.
(in thousands, except per share amounts)	3Q16	2Q16	3Q15	2Q16		3Q15
Net interest income before provision	$29,401	$28,533	$27,367	$868	3.0%	$2,034	7.4%
Provision for loan losses	(1,168)	(1,652)	762	484	29.3%	(1,930)	(253.3)%
Net interest income after provision	30,569	30,185	26,605	384	1.3%	3,964	14.9%
Total noninterest income	9,286	7,812	7,424	1,474	18.9%	1,862	25.1%
Total noninterest expense	26,043	26,268	24,738	(225)	(0.9)%	1,305	5.3%
Net income before income taxes	13,812	11,729	9,291	2,083	17.8%	4,521	48.7%
Provision for income taxes	3,543	3,197	2,337	346	10.8%	1,206	51.6%
Net income	10,269	8,532	6,954	1,737	20.4%	3,315	47.7%
Preferred stock dividends	-	-	(33)	-	-%	33	100.0%
Net income available to common shareholders	$10,269	$8,532	$6,921	$1,737	20.4%	$3,348	48.4%

Diluted earnings per common share	$0.25	$0.21	$0.17	$0.04	19.0%	$0.08	47.1%

KEY RATIOS
Net interest margin	3.74%	3.72%	3.72%
Efficiency ratio - taxable equivalent *	64.50%	68.71%	68.25%
Return on average assets	1.18%	1.01%	0.87%
Return on average shareholders' equity	14.04%	12.19%	9.76%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.91%	20.44%	20.43%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Loans

	Quarter ended (unaudited)			3Q16 change vs.
(in thousands)	3Q16	2Q16	3Q15	2Q16		3Q15
LOANS
Commercial	$1,196,088	$1,218,723	$1,173,950	$(22,635)	(1.9)%	$22,138	1.9%
Owner-occupied real estate	473,809	446,699	443,907	27,110	6.1%	29,902	6.7%
Investor real estate	625,174	607,168	474,284	18,006	3.0%	150,890	31.8%
Construction & land	170,594	184,620	229,284	(14,026)	(7.6)%	(58,690)	(25.6)%
Consumer	263,871	258,773	244,994	5,098	2.0%	18,877	7.7%
Other	97,569	97,720	54,634	(151)	(0.2)%	42,935	78.6%
Total loans	$2,827,105	$2,813,703	$2,621,053	$13,402	0.5%	$206,052	7.9%

•Loans at September 30, 2016 increased $206.1 million, or 7.9%, from September 30, 2015 and $13.4 million from June 30, 2016.

•Loans in the Arizona and Colorado markets increased $136.0 million and $70.0 million, respectively, from September 30, 2015.  On a linked-quarter basis, loans in the Arizona and Colorado markets increased $12.6 million and  $0.8 million, respectively.

	Quarter ended (unaudited)
(in thousands)	3Q16	2Q16	1Q16	4Q15	3Q15
Loans - beginning balance	$2,813,703	$2,716,888	$2,699,205	$2,621,053	$2,496,113
New credit extended	154,319	201,018	136,126	187,750	261,764
Credit advanced	108,074	135,294	111,032	129,789	131,936
Paydowns & maturities	(248,760)	(239,447)	(223,102)	(239,212)	(268,673)
Gross loan charge-offs	(231)	(50)	(6,373)	(175)	(87)
Loans - ending balance	$2,827,105	$2,813,703	$2,716,888	$2,699,205	$2,621,053

Net change - loans outstanding	$13,402	$96,815	$17,683	$78,152	$124,940

•New credit extensions and advances decreased in the third quarter of 2016 relative to the prior-year quarter and the linked-quarter. Paydowns and maturities were relatively constant during the same periods.

•Commercial line utilization was 34.0% at September 30, 2016, compared to 34.7% and 36.3%,  respectively, at September 30, 2015 and June 30, 2016.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			3Q16 change vs.
(in thousands)	3Q16	2Q16	3Q15	2Q16		3Q15
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$854,928	$853,815	$832,131	$1,113	0.1%	$22,797	2.7%
Interest-bearing demand	681,256	591,355	572,848	89,901	15.2%	108,408	18.9%
Savings	20,403	19,097	18,540	1,306	6.8%	1,863	10.0%
Certificates of deposits under $100	20,151	19,836	22,220	315	1.6%	(2,069)	(9.3)%
Certificates of deposits $100 and over	87,593	89,008	100,958	(1,415)	(1.6)%	(13,365)	(13.2)%
Reciprocal CDARS	46,316	49,210	32,969	(2,894)	(5.9)%	13,347	40.5%
Total interest-bearing deposits	1,710,647	1,622,321	1,579,666	88,326	5.4%	130,981	8.3%
Noninterest-bearing demand deposits	1,226,546	1,184,023	1,127,747	42,523	3.6%	98,799	8.8%
Total deposits	2,937,193	2,806,344	2,707,413	130,849	4.7%	229,780	8.5%
Customer repurchase agreements	52,114	37,908	62,182	14,206	37.5%	(10,068)	(16.2)%
Total deposits and customer repurchase agreements	$2,989,307	$2,844,252	$2,769,595	$145,055	5.1%	$219,712	7.9%

•Total deposits at September 30, 2016 increased $229.8 million, or 8.5%, from September 30, 2015 and $130.8 million from June 30, 2016.

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•Noninterest-bearing demand accounts increased  $98.8 million from September 30, 2015 and $42.5 million from June 30, 2016 and were 41.8% of total deposits at September 30, 2016.

Credit Quality

	Quarter ended (unaudited)
(in thousands)	3Q16	2Q16	3Q15
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$34,344	$35,285	$33,832
Provision for loan losses	(1,168)	(1,652)	762
Net recovery	353	711	305
Ending allowance for loan losses	$33,529	$34,344	$34,899

CREDIT QUALITY
Nonaccrual loans	$5,046	$5,994	$4,881
Loans 90 days or more past due and accruing interest	-	-	-
Total nonperforming loans	5,046	5,994	4,881
OREO and repossessed assets	5,079	5,079	5,481
Total nonperforming assets	$10,125	$11,073	$10,362

Performing renegotiated loans	$25,291	$27,240	$29,567
Classified loans	$58,376	$58,163	$41,190

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.29%	0.32%	0.31%
Nonperforming loans to total loans	0.18%	0.21%	0.19%
Nonperforming loans and OREO to total loans and OREO	0.36%	0.39%	0.39%
Allowance for loan and credit losses to total loans	1.19%	1.22%	1.33%
Allowance for loan and credit losses to nonperforming loans	664.47%	572.97%	715.00%

•NPAs decreased $0.9 million from June 30,  2016 to $10.1 million at September 30, 2016.

•The Company had net recoveries of $0.4 million in the third quarter of 2016.

•A  negative provision for loan losses of $1.2 million was recorded in the third quarter of 2016 as a result of the net recoveries, the decrease in NPAs and an improvement in adversely graded credits.

•The resulting allowance for loan and credit losses (Allowance) was 1.19% of total loans, and the coverage of Allowance to nonperforming loans was 664.5%  at September 30, 2016.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	3Q16	2Q16	3Q15
EQUITY MEASURES
Common shareholders' equity	$295,837	$286,052	$269,969

Common shares outstanding at period end	41,465	41,433	41,067

Book value per common share	$7.13	$6.90	$6.57
Tangible book value per common share *	$7.10	$6.86	$6.52

Tangible common equity to tangible assets *	8.53%	8.23%	8.10%
Tier 1 capital ratio	**	10.75%	11.05%
Total risk-based capital ratio	**	13.77%	14.13%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

•On October 14, 2016, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per common share. The dividend will be paid on November 7, 2016 to shareholders of record on October 31, 2016.

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Net Interest Income and Margin

•Net interest income on a tax-equivalent basis (NII) was $31.2 million for the third quarter of 2016, an increase of $2.3 million, or 8.1%, from the quarter ended September 30, 2015. From the quarter ended June 30, 2016, NII increased $0.8 million, or 2.8%.

•The Net Interest Margin (NIM) was 3.74%  for the third quarter of 2016, an increase of 2 basis points from the prior-year and linked-quarter NIM of 3.72%.

•Supporting the growth in NII was an increase in the earning asset base and improved deposit composition.

o	Quarterly average loans increased $282.6 million, or 11.1%, from the prior-year quarter, and $44.5 million from the linked-quarter.
o	Quarterly average deposits increased $277.4 million, or 10.5%, from the prior-year quarter, and $107.8 million from the linked-quarter.
o	Average noninterest-bearing demand accounts increased $189.8 million, or 17.6%, from the prior-year quarter and $47.4 million from the linked-quarter.

Noninterest Income

	Quarter ended (unaudited)			3Q16 change vs.
(in thousands)	3Q16	2Q16	3Q15	2Q16		3Q15
Noninterest income:
Deposit service charges	$1,553	$1,470	$1,490	$83	5.6%	$63	4.2%
Investment advisory income	1,416	1,430	1,478	(14)	(1.0)%	(62)	(4.2)%
Insurance income	3,120	3,112	3,023	8	0.3%	97	3.2%
Equity method investments	1,348	420	70	928	221.0%	1,278	1,825.7%
Interest rate swaps	-	(163)	(156)	163	100.0%	156	100.0%
Other income	1,849	1,543	1,519	306	19.8%	330	21.7%
Total noninterest income	$9,286	$7,812	$7,424	$1,474	18.9%	$1,862	25.1%

•Noninterest income increased $1.9 million, or 25.1%, from the prior-year quarter and $1.5 million, or 18.9%, from the linked-quarter.  The increases were primarily due to higher income on the Company’s equity method investments.

•Noninterest income as a percentage of taxable equivalent operating revenue was 22.9% for the third quarter of 2016, compared to 20.4% in both the prior-year and linked-quarters.

Operating Expenses

	Quarter ended (unaudited)			3Q16 change vs.
(in thousands)	3Q16	2Q16	3Q15	2Q16		3Q15
Noninterest expense:
Salaries and employee benefits	$17,480	$17,984	$16,623	$(504)	(2.8)%	$857	5.2%
Occupancy expenses, premises and equipment	4,025	3,517	3,371	508	14.4%	654	19.4%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,486	4,610	4,653	(124)	(2.7)%	(167)	(3.6)%
Net (gain) loss on OREO, repossessed assets and other	(98)	7	(59)	(105)	(1,500.0)%	(39)	(66.1)%
Total noninterest expense	$26,043	$26,268	$24,738	$(225)	(0.9)%	$1,305	5.3%

•Noninterest expense increased $1.3 million, or 5.3%, from the prior-year quarter and decreased $0.2 million from the linked-quarter.  The increase in noninterest expense compared to the prior-year quarter was due to increases in salaries, employee benefits and occupancy expenses.  The increase in salaries and employee benefits was partially due to a projected increase in the Company’s retirement plan contribution, which is based on return on average assets.  The increase in occupancy expense was due to the lease of the Company’s new headquarters location.  Occupancy expense is expected to decline in 2017 when the lease on the current headquarters location is terminated.

•The efficiency ratio was 64.5% for the third quarter of 2016, compared to 68.3% and 68.7%, respectively, for the prior-year and linked-quarters.

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Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, October 21, 2016, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/17430 or by telephone at 877.493.9121 (conference ID # 86290694).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.5 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2016	2015	2016	2015
INCOME STATEMENT DATA
Interest income	$32,308	$30,177	$95,003	$90,185
Interest expense	2,907	2,810	8,840	6,745
NET INTEREST INCOME BEFORE PROVISION	29,401	27,367	86,163	83,440
Provision for loan losses	(1,168)	762	(2,450)	1,030
NET INTEREST INCOME AFTER PROVISION	30,569	26,605	88,613	82,410
Noninterest income	9,286	7,424	24,786	22,682
Noninterest expense	26,043	24,738	78,143	74,460
INCOME BEFORE INCOME TAXES	13,812	9,291	35,256	30,632
Provision for income taxes	3,543	2,337	9,090	8,892
NET INCOME FROM CONTINUING OPERATIONS	10,269	6,954	26,166	21,740
Loss from discontinued operations, net of tax	-	-	-	(71)
NET INCOME	$10,269	$6,954	$26,166	$21,669

Preferred stock dividends	-	(33)	-	(320)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$10,269	$6,921	$26,166	$21,349

EARNINGS PER COMMON SHARE
BASIC	$0.25	$0.17	$0.63	$0.52
DILUTED	$0.25	$0.17	$0.63	$0.52

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,465	41,067
Book value per common share			$7.13	$6.57
Tangible book value per common share *			$7.10	$6.52
Tangible common equity to tangible assets *			8.53%	8.10%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,452,498	$3,307,772
Investments			455,082	513,864
Loans			2,827,105	2,621,053
Intangible assets			1,476	2,076
Deposits			2,937,193	2,707,413
Subordinated debentures			131,256	131,178
Common shareholders' equity			295,837	269,969
Interest-earning assets			3,309,804	3,171,849
Interest-bearing liabilities			1,896,216	1,883,026

BALANCE SHEET AVERAGES
Average assets			$3,401,211	$3,099,120
Average investments			485,872	494,697
Average loans			2,767,404	2,472,634
Average deposits			2,806,806	2,572,494
Average subordinated debentures			131,226	93,346
Average shareholders' equity			282,847	304,926
Average interest-earning assets			3,279,601	2,992,855
Average interest-bearing liabilities			1,881,492	1,734,032

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2016	2015	2016	2015
PROFITABILITY MEASURES
Net interest margin	3.74%	3.72%	3.73%	3.91%
Efficiency ratio - taxable equivalent *	64.50%	68.25%	67.22%	67.70%
Return on average assets	1.18%	0.87%	1.03%	0.93%
Return on average shareholders' equity	14.04%	9.76%	12.36%	9.50%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.91%	20.43%	21.30%	20.59%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$5,046	$4,881
Loans 90 days or more past due and accruing interest			-	-
Total nonperforming loans			5,046	4,881
OREO & repossessed assets			5,079	5,481
Total nonperforming assets			$10,125	$10,362

Performing renegotiated loans			$25,291	$29,567
Classified loans			$58,376	$41,190

Charge-offs			$(6,654)	$(1,121)
Recoveries			1,947	2,225
Net recoveries (charge-offs)			$(4,707)	$1,104

Nonperforming assets to total assets			0.29%	0.31%
Nonperforming loans to total loans			0.18%	0.19%
Nonperforming loans and OREO to total loans and OREO			0.36%	0.39%
Allowance for loan and credit losses to total loans			1.19%	1.33%
Allowance for loan and credit losses to nonperforming loans			664.47%	715.00%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$4,106	$396	$4,502	$1,196,088	0.38%
Real estate - mortgage	-	441	441	1,098,983	0.04%
Construction & land	-	-	-	170,594	-%
Consumer	103	-	103	263,871	0.04%
Other loans	-	-	-	97,569	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$9,112	$1,013	$10,125	$2,832,184	0.36%

Total loans	$1,868,582	$958,523	$2,827,105
Total loans and OREO	1,873,485	958,699	2,832,184
Nonperforming loans to loans	0.23%	0.09%	0.18%
Nonperforming loans and OREO to total loans and OREO	0.49%	0.11%	0.36%

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands, except per share amounts)	2016	2016	2016	2015	2015
Interest income	$32,308	$31,500	$31,195	$31,081	$30,177
Interest expense	2,907	2,967	2,966	2,845	2,810
Net interest income before provision	29,401	28,533	28,229	28,236	27,367
Provision for loan losses	(1,168)	(1,652)	370	5,390	762
Net interest income after provision	30,569	30,185	27,859	22,846	26,605
Noninterest income:
Deposit service charges	$1,553	$1,470	$1,485	$1,424	$1,490
Investment advisory income	1,416	1,430	1,450	1,388	1,478
Insurance income	3,120	3,112	3,050	2,937	3,023
Equity method investments	1,348	420	494	453	70
Interest rate swaps	-	(163)	(293)	154	(156)
Other income	1,849	1,543	1,502	1,629	1,519
Total noninterest income	9,286	7,812	7,688	7,985	7,424
Noninterest expense:
Salaries and employee benefits	$17,480	$17,984	$17,629	$17,808	$16,623
Occupancy expenses, premises and equipment	4,025	3,517	3,490	3,301	3,371
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,486	4,610	4,560	4,704	4,653
Net (gain) loss on securities, other assets and OREO	(98)	7	3	(246)	(59)
Total noninterest expense	26,043	26,268	25,832	25,717	24,738
Net income before income taxes	13,812	11,729	9,715	5,114	9,291
Provision for income taxes	3,543	3,197	2,350	714	2,337
Net income	$10,269	$8,532	$7,365	$4,400	$6,954

Preferred stock dividends	-	-	-	-	(33)
Net income available to common shareholders	$10,269	$8,532	$7,365	$4,400	$6,921

Earnings per common share
Basic	$0.25	$0.21	$0.18	$0.11	$0.17
Diluted	$0.25	$0.21	$0.18	$0.11	$0.17

PROFITABILITY MEASURES
Net interest margin	3.74%	3.72%	3.73%	3.73%	3.72%
Efficiency ratio - taxable equivalent *	64.50%	68.71%	68.63%	68.51%	68.25%
Return on average assets	1.18%	1.01%	0.88%	0.53%	0.87%
Return on average shareholders' equity	14.04%	12.19%	10.74%	6.37%	9.76%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.91%	20.44%	20.43%	21.07%	20.43%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,465	41,433	41,355	41,122	41,067
Diluted weighted average common shares outstanding (in thousands)	41,192	41,105	40,829	40,874	40,824
Book value per common share	$7.13	$6.90	$6.72	$6.65	$6.57
Tangible book value per common share *	$7.10	$6.86	$6.67	$6.60	$6.52

Tangible common equity to tangible assets *	8.53%	8.23%	8.23%	8.11%	8.10%
Tier 1 capital ratio	** %	10.75%	10.52%	10.47%	11.05%
Total risk based capital ratio	** %	13.77%	13.66%	13.73%	14.13%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2016	2016	2016	2015	2015
PERIOD END BALANCES
Total assets	$3,452,498	$3,457,516	$3,357,000	$3,351,767	$3,307,772
Investments	455,082	477,617	495,012	512,812	513,864
Loans	2,827,105	2,813,703	2,716,888	2,699,205	2,621,053
Intangible assets	1,476	1,626	1,776	1,926	2,076
Deposits	2,937,193	2,806,344	2,774,364	2,741,712	2,707,413
Subordinated debentures	131,256	131,236	131,216	131,197	131,178
Common shareholders' equity	295,837	286,052	277,811	273,536	269,969
Interest-earning assets	3,309,804	3,325,368	3,229,226	3,230,664	3,171,849
Interest-bearing liabilities	1,896,216	1,956,402	1,879,671	1,872,033	1,883,026
LOANS
Commercial	$1,196,088	$1,218,723	$1,181,185	$1,175,379	$1,173,950
Real estate - mortgage	1,098,983	1,053,867	1,009,682	1,016,268	918,191
Construction & land	170,594	184,620	208,701	201,281	229,284
Consumer	263,871	258,773	258,345	253,317	244,994
Other	97,569	97,720	58,975	52,960	54,634
Gross loans	2,827,105	2,813,703	2,716,888	2,699,205	2,621,053
Less allowance for loan losses	(33,529)	(34,344)	(35,285)	(40,686)	(34,899)
Total net loans	$2,793,576	$2,779,359	$2,681,603	$2,658,519	$2,586,154
Gross loans - Colorado	$1,868,582	$1,867,772	$1,822,739	$1,845,292	$1,798,543
Gross loans - Arizona	$958,523	$945,931	$894,149	$853,913	$822,510
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$854,928	$853,815	$834,152	$804,777	$832,131
Interest-bearing demand	681,256	591,355	600,415	585,524	572,848
Savings	20,403	19,097	18,165	18,078	18,540
Certificates of deposits under $100	20,151	19,836	21,078	21,515	22,220
Certificates of deposits $100 and over	87,593	89,008	92,161	94,260	100,958
Reciprocal CDARS	46,316	49,210	36,816	37,223	32,969
Total interest-bearing deposits	1,710,647	1,622,321	1,602,787	1,561,377	1,579,666
Noninterest-bearing demand deposits	1,226,546	1,184,023	1,171,577	1,180,335	1,127,747
Total deposits	2,937,193	2,806,344	2,774,364	2,741,712	2,707,413
Customer repurchase agreements	52,114	37,908	39,141	47,459	62,182
Total deposits and customer repurchase agreements	$2,989,307	$2,844,252	$2,813,505	$2,789,171	$2,769,595
BALANCE SHEET AVERAGES
Average assets	$3,456,974	$3,394,960	$3,351,087	$3,298,242	$3,181,097
Average investments	462,766	487,309	507,797	512,638	513,469
Average loans	2,822,334	2,777,790	2,701,483	2,651,689	2,539,774
Average deposits	2,909,307	2,801,499	2,708,483	2,738,796	2,631,887
Average subordinated debentures	131,245	131,225	131,206	131,187	131,167
Average shareholders' equity	290,973	281,617	275,863	274,196	282,686
Average interest-earning assets	3,322,596	3,286,863	3,228,872	3,183,463	3,080,460
Average interest-bearing liabilities	1,869,875	1,883,198	1,891,527	1,835,549	1,804,693
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$34,344	$35,285	$40,686	$34,899	$33,832
Provision for loan losses	(1,168)	(1,652)	370	5,390	762
Net recovery (charge-off)	353	711	(5,771)	397	305
Ending allowance for loan losses	$33,529	$34,344	$35,285	$40,686	$34,899
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$5,046	$5,994	$8,244	$15,717	$4,881
Loans 90 days or more past due and accruing interest	-	-	-	505	-
Total nonperforming loans	5,046	5,994	8,244	16,222	4,881
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,481
Total nonperforming assets	$10,125	$11,073	$13,323	$21,301	$10,362
Performing renegotiated loans	$25,291	$27,240	$26,523	$28,196	$29,567
Classified loans	$58,376	$58,163	$60,700	$51,078	$41,190
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.29%	0.32%	0.40%	0.64%	0.31%
Nonperforming loans to total loans	0.18%	0.21%	0.30%	0.60%	0.19%
Nonperforming loans and OREO to total loans and OREO	0.36%	0.39%	0.49%	0.79%	0.39%
Allowance for loan and credit losses to total loans	1.19%	1.22%	1.30%	1.51%	1.33%
Allowance for loan and credit losses to nonperforming loans	664.47%	572.97%	428.01%	250.81%	715.00%

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	For the three months ended,
	September 30, 2016			June 30, 2016			September 30, 2015
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$37,496	$50	0.52%	$21,764	$25	0.45%	$27,217	$17	0.24%
Investment securities	462,766	3,224	2.79%	487,309	3,364	2.76%	513,469	3,540	2.76%
Loans	2,822,334	30,877	4.28%	2,777,790	29,985	4.27%	2,539,774	28,162	4.34%
Total interest-earning assets	$3,322,596	$34,151	4.03%	$3,286,863	$33,374	4.02%	$3,080,460	$31,719	4.04%
Noninterest-earning assets	134,378			108,097			100,637
Total assets	$3,456,974			$3,394,960			$3,181,097

Liabilities and Shareholders' Equity
Deposits
Money market	$862,607	$600	0.28%	$844,471	$567	0.27%	$798,098	$546	0.27%
Interest-bearing demand	606,481	241	0.16%	565,028	216	0.15%	575,977	193	0.13%
Savings	19,621	2	0.04%	17,920	2	0.04%	19,047	3	0.06%
Certificates of deposit
Reciprocal	48,257	24	0.20%	44,945	21	0.19%	37,333	19	0.20%
Under $100	20,559	19	0.37%	21,094	20	0.38%	22,401	22	0.39%
$100 and over	86,621	110	0.51%	90,280	113	0.50%	103,636	133	0.51%
Total interest-bearing deposits	$1,644,146	$996	0.24%	$1,583,738	$939	0.24%	$1,556,492	$916	0.23%
Other borrowings
Securities sold under agreements to repurchase	57,400	9	0.06%	34,754	5	0.06%	60,687	9	0.06%
Other short-term borrowings	37,084	51	0.54%	133,481	183	0.54%	56,347	37	0.26%
Long-term debt	131,245	1,851	5.52%	131,225	1,840	5.55%	131,167	1,848	5.51%
Total interest-bearing liabilities	$1,869,875	$2,907	0.61%	$1,883,198	$2,967	0.63%	$1,804,693	$2,810	0.61%
Noninterest-bearing demand accounts	1,265,161			1,217,761			1,075,395
Total deposits and interest-bearing liabilities	3,135,036			3,100,959			2,880,088
Other noninterest-bearing liabilities	30,965			12,384			18,323
Total liabilities	3,166,001			3,113,343			2,898,411
Total equity	290,973			281,617			282,686
Total liabilities and equity	$3,456,974			$3,394,960			$3,181,097
Net interest income - taxable equivalent		$31,244			$30,407			$28,909
Net interest spread			3.42%			3.39%			3.43%
Net interest margin			3.74%			3.72%			3.72%
Ratio of average interest-earning assets to average interest-bearing liabilities	177.69%			174.54%			170.69%

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

	For the nine months ended September 30,
	2016			2015
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$26,325	$102	0.51%	$25,524	$44	0.23%
Investment securities	485,872	10,178	2.79%	494,697	10,417	2.81%
Loans	2,767,404	90,157	4.28%	2,472,634	83,773	4.47%
Total interest-earning assets	$3,279,601	$100,437	4.03%	$2,992,855	$94,234	4.16%
Noninterest-earning assets	121,610			106,265
Total assets	$3,401,211			$3,099,120

Liabilities and Shareholders' Equity
Deposits
Money market	$837,884	$1,710	0.27%	$740,002	$1,549	0.28%
Interest-bearing demand	582,282	663	0.15%	586,461	587	0.13%
Savings	18,517	7	0.05%	17,768	7	0.05%
Certificates of deposit
Reciprocal	43,423	60	0.18%	48,689	84	0.23%
Under $100	20,919	59	0.38%	23,044	69	0.40%
$100 and over	90,533	341	0.50%	110,927	426	0.51%
Total interest-bearing deposits	$1,593,558	$2,840	0.24%	$1,526,891	$2,722	0.24%
Other borrowings
Securities sold under agreements to repurchase	46,297	21	0.06%	59,029	28	0.06%
Other short-term borrowings	110,411	449	0.53%	54,766	107	0.26%
Long term-debt	131,226	5,530	5.54%	93,346	3,888	5.49%
Total interest-bearing liabilities	$1,881,492	$8,840	0.62%	$1,734,032	$6,745	0.52%
Noninterest-bearing demand accounts	1,213,248			1,045,603
Total deposits and interest-bearing liabilities	3,094,740			2,779,635
Other noninterest-bearing liabilities	23,624			14,559
Total liabilities	3,118,364			2,794,194
Total equity	282,847			304,926
Total liabilities and equity	$3,401,211			$3,099,120
Net interest income - taxable equivalent		$91,597			$87,489
Net interest spread			3.41%			3.64%
Net interest margin			3.73%			3.91%
Ratio of average interest-earning assets to average interest-bearing liabilities	174.31%			172.60%

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CoBiz Financial Inc.

September 30, 2016

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has  been adjusted to exclude intangible assets.

		At
		September 30,	June 30,	March 31,	December 31,	September 30,
		2016	2016	2016	2015	2015
	Shareholders' equity as reported - GAAP	$295,837	$286,052	$277,811	$273,536	$269,969
	Intangible assets	(1,476)	(1,626)	(1,776)	(1,926)	(2,076)
A	Tangible common equity - non-GAAP	$294,361	$284,426	$276,035	$271,610	$267,893

	Total assets as reported - GAAP	$3,452,498	$3,457,516	$3,357,000	$3,351,767	$3,307,772
	Intangible assets	(1,476)	(1,626)	(1,776)	(1,926)	(2,076)
B	Total tangible assets - non-GAAP	$3,451,022	$3,455,890	$3,355,224	$3,349,841	$3,305,696

C	Common shares outstanding	$41,465	$41,433	$41,355	$41,122	$41,067
A / B	Tangible common equity to tangible assets - non-GAAP	8.53%	8.23%	8.23%	8.11%	8.10%
A / C	Tangible book value per common share - non-GAAP	$7.10	$6.86	$6.67	$6.60	$6.52

The following tables include non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		September 30,	June 30,	March 31,	December 31,	September 30,
	(in thousands)	2016	2016	2016	2015	2015
	Noninterest expense - GAAP	$26,043	$26,268	25,832	25,717	24,738
	Adjusted for:
	Net gain (loss) on securities, other assets and OREO	98	(7)	(3)	246	59
D	Adjusted noninterest expense - non-GAAP	$26,141	$26,261	$25,829	$25,963	$24,797
	Net interest income - GAAP	$29,401	$28,533	$28,229	$28,236	$27,367
E	Noninterest income - GAAP	9,286	7,812	7,688	7,985	7,424
	Operating revenue	38,687	36,345	35,917	36,221	34,791
	Taxable equivalent adjustment	1,843	1,874	1,717	1,673	1,542
F	Operating revenue - taxable equivalent - non-GAAP	$40,530	$38,219	$37,634	$37,894	$36,333
D / F	Efficiency ratio - taxable equivalent - non-GAAP	64.50%	68.71%	68.63%	68.51%	68.25%
E / F	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	22.91%	20.44%	20.43%	21.07%	20.43%

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